Exhibit 99.1

March 2018

2 This presentation contains certain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the “ Company ” ). The Company intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward - looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “ believe, ” “ expect, ” “ intend, ” “ anticipate, ” “ estimate, ” “ project, ” “ seek, ” “ target, ” “ potential, ” “ focus, ” “ may, ” “ could, ” “ should ” or similar expressions. These forward - looking statements express management ’ s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd - Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company ’ s regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages ; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers ’ credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets; FORWARD - LOOKING STATEMENTS

3 (ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company ’ s markets; (xiv) the failure of assumptions and estimates used in the Company ’ s reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company ’ s analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company ’ s periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading “ Risk Factors ” in its Annual Report on Form 10 - K for the year ended December 31, 2017. You are cautioned not to place undue reliance on forward - looking statements, which reflect the Company ’ s outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward - looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company ’ s filings with the Securities and Exchange Commission. This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein. This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. FORWARD - LOOKING STATEMENTS - Continued

4 These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure . (For more details on the Company’s non - GAAP measures refer to the applicable 10 - K filing) NON - GAAP FINANCIAL MEASURES

5 a relationship driven organization. ® CORPORATE OVERVIEW QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL Source: Company documents and SNL Financial. Financial data as 12/31/17. Ownership data as of 12/31/17. * Offices in MSA’s as of 12/31/17 NASDAQ – QCRH Russell 2000 ® Index Member as of June 30, 2015 $4.0 BILLION IN ASSETS $3.0 BILLION IN LOANS $3.3 BILLION IN DEPOSITS 26 FACILITIES * A Quad City Bank & Trust (5) B Cedar Rapids Bank & Trust (5) C Rockford Bank & Trust (2) D m2 Lease Funds LLC (1) E Community Bank & Trust (3) F Community State Bank (10) SHARES OUTSTANDING: 13.9 Million OWNERSHIP: Insiders & Benefit Plans 7.1 % Institutional & Mutual Funds 62.6%

6 a relationship driven organization. ® HISTORY OF QCR HOLDINGS, INC. Source : Company documents. Subsidiary assets as of 6/30/17. 2005 - QCR Holdings founded by Mike Bauer and Doug Hultquist - $14 million IPO - Quad City Bank & Trust (De Novo) – Currently $ 1. 54 b illion in a ssets - Cedar Rapids Bank & Trust (De Novo) – Currently $ 1. 31 b illion in a ssets (includes Community Bank & Trust branches) - Rockford Bank & Trust (De Novo) – Currently $ 4 62 m illion in a ssets - Quad City Bank & Trust acquires m2 Lease Funds, LLC - QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013 - $ 65 million capital raise. TCE went from 5.88% to 8.15%. The Company utilized the capital to extinguish $103.5 million of long - term borrowing with a weighted average rate of 4.24% - $ 30 million capital raise in connection with acquisition of Community State Bank. - QCR Holdings acquires Community State Bank of Ankeny (Des Moines), Iowa on September 1, 2016 – Currently $ 6 71 m illion in a ssets - QCR Holdings acquires Guaranty Bank & Trust on October 1, 2017 – $2 60 m illion in assets. Guaranty merged into Cedar Rapids Bank & Trust on December 2, 2017 200 1 1994 1993 20 13 20 1 5 20 16 20 17

7 INVESTMENT RATIONALE • $4.0 billion asset bank holding company with critical mass in attractive and target rich markets in Iowa and Illinois - Number 2 bank with 14% market share in the Quad Cities, Iowa/Illinois, Number 2 in Cedar Rapids, Iowa with 15% share - Quad Cities is the I nternational Headquarters for John Deere, major hub for Arconic (formerly Alcoa) and houses Rock Island Arsenal, the largest government - owned weapons manufacturing arsenal in the U.S. - Cedar Rapids is the International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon USA - Acquired Community State Bank of Ankeny (Des Moines), Iowa in September 2016 - Acquired Guaranty Bank & Trust (Cedar Rapids, Iowa) in October 2017 and merged December 2017 • Differentiated business model with four charters allowing banks to customize solutions by market - Lending teams and portfolios differentiated by market based upon areas of underwriting and credit expertise - Supported by a QCRH Group Operations team that delivers operational services in a centralized and efficient manner • Additional products and services in correspondent b anking, wealth m anagement, and leasing - Correspondent banking – veteran correspondent banking team with depth of product offerings - Wealth management division with $2.6 billion in trust accounts and $971 million in brokerage accounts - Commercial leasing business with $215 million of loans / leases and ROA of 1.18% • Strong asset quality • Significant opportunity for market share gains and consolidation Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17.

8 UNIQUE PRODUCTS AND SERVICES CORRESPONDENT BANKING • Competitively positioned with veteran staff, software, systems and processes • More than 187 relationships to date with $261 million in non - interest bearing deposits and $236 million in interest - bearing deposits at 12/31/17 • Approximately a $73 million portfolio of correspondent bank loans • Provides strong source of non - interest bearing deposits, fee income and high - quality loan participations WEALTH MANAGEMENT SBA - USDA LENDING AND FEE INCOME ON SWAPS m2 LEASE FUNDS, LLC • $2.6 billion in Trust (and related) accounts and $971 million in Brokerage (and related) accounts as of 12/31/17 • Full range of product offerings including Trust Services, Brokerage and RIA, Asset Management, Estate Planning and Financial Planning • Added 422 new relationships in 2017 • Competitively positioned with veteran staff to take advantage of opportunities for gains on sales of SBA - USDA loans and fee income on SWAPS • USDA loan origination focus is on the Business & Industry Program providing guarantees to loans originated to communities with populations < 50,000 • Quad City Bank & Trust acquired 80% ownership August of 2005 and in September 2012 acquired the remaining 20 % ownership • Income has grown at a 13.25% CAGR since 2006 through 12/31/17 • Historically strong asset quality • Key niches with lease specialists located in IA , WI , MN, SC, NC , FL, CA, GA, and PA - Computer systems; photocopy systems; fire trucks; specialized road maintenance equipment; medical equipment; commercial business furnishings; vehicles classified as heavy equipment; trucks and trailers; Equipment classified as plant or office equipment; and marine boat lifts

9 $1,206 $878 $347 $124 $555 $7,274 $4,937 $5,560 $3,307 $16,999 $0 $6,000 $12,000 $18,000 Quad Cities, IA-IL Cedar Rapids, IA Rockford, IL Waterloo Cedar Falls, IA Des Moines/Ankeny, IA QCR Holdings Deposits Competitors Deposits QCR HOLDINGS, INC. - MARKET OVERVIEW Source: SNL Financial. Deposit data as of June 30, 2017. Dollars in millions. * Includes Guaranty Bank & Trust • Meaningful market share position in each MSA served, with room for continued growth • Each MSA falls within the top 15 largest MSAs in IL and IA by total deposits Deposit Market Share Overview Market Rank * 2 2 7 11 8 in millions

10 “CAPITALIZING” ON OPPORTUNITIES IN OUR MARKETS Distribution of Institutions in Targeted Markets (1) Source: SNL Financial. (1) Target area includes top 25 MSAs listed on Slide 12 excluding Chicago, Minneapolis, St. Louis and Omaha MSAs. Excludes mutual institutions. • Leverage capital strength and relationship driven approach to capture greater organic market and relationship share • Selectively pursue accretive acquisition opportunities • Operating markets are highly fragmented: - 877 community banks are headquartered in Illinois, Iowa and Wisconsin (60.8% are between $ 100 million and $ 1.0 billion in assets ) - 253 community banks are headquartered in top selected MSAs (1) in Illinois, Iowa and Wisconsin (61.3% are between $ 100 million and $ 1.0 billion in assets) - Heavy fragmentation provides a wealth of opportunities from which to selectively pursue targets • Targets will meet rigorous evaluation standards: - Cultural and strategic fit - Enhances competitive position - Drives market share - Enhances shareholder value • QCRH operating structure attractive to targets 37 4 3 6 27 9 3 2 34 15 5 10 98 28 11 18 0 40 80 120 $100-$300 million $300-$500 million $500-$700 million $700-$1000 million Wisconsin Iowa Illinois

11 a relationship driven organization. ® TOP 25 MSAS - Iowa, Illinois, Wisconsin Source: SNL Financial. Deposit data as of June 30, 2017. Growth CAGR figures based on 2017 - 2023 projected figures. Analysis current as of 12/11/17 MSA Deposits ( $M) Number of Institutions Number of Branches Total Population Projected Population Growth Median Household Income Projected Median HHI Growth Chicago - Naperville - Elgin, IL - IN - WI $ 394,864 188 2,749 9,504,650% $ 69,911    % Minneapolis - St. Paul - Bloomington, MN - WI 189,316 154 790 3,598,391 0.82 76,791 1.88 St. Louis, MO - IL 103,694 127 890 2,809,463 0.15 62,531 1.56 Milwaukee - Waukesha - West Allis, WI 70,659 46 508 1,573,535 0.17 61,178 1.65 Omaha - Council Bluffs, NE - IA 31,440 71 323 938,497 0.91 65,490 1.50 Madison, WI 19,896 50 229 659,919 0.82 70,042 2.11 Des Moines - West Des Moines, IA 17,554 50 219 651,599 1.20 67,375 1.03 Bloomington, IL 14,942 32 62 188,311 0.06 69,171 1.70 Davenport - Moline - Rock Island, IA - IL 8,480 34 140 381,723 0.11 57,673 0.92 Green Bay, WI 7,787 21 107 321,018 0.52 59,476 1.33 Peoria, IL 7,609 38 152 374,342   61,131 0.90 Champaign - Urbana, IL 6,038 34 100 239,969 0.35 55,456 1.86 Rockford, IL 5,907 25 95 337,006   56,008 1.72 Springfield, IL 5,820 28 87 209,245   62,201 1.41 Cedar Rapids, IA 5,815 37 105 270,363 0.63 62,065 0.64 Duluth, MN - WI 4,336 30 94 278,992 0.17 54,502 1.88 Sioux City, IA - NE - SD 4,127 35 92 169,414 0.29 57,871 2.13 Appleton, WI 4,078 28 66 235,990 0.50 66,614 1.46 Iowa City, IA 3,959 20 55 172,413 1.11 61,405 0.93 Ottawa - Peru, IL 3,741 29 80 148,244   56,008 1.68 Waterloo - Cedar Falls, IA 3,431 24 65 170,094 0.28 56,439 1.21 Wausau, WI 3,258 20 54 135,767 0.20 59,650 1.48 Racine, WI 3,052 14 51 195,279 0.12 63,928 1.80 La Crosse - Onalaska, WI - MN 2,956 17 50 137,463 0.34 55,964 1.87 Eau Claire, WI 2,953 23 60 167,734 0.44 57,762 1.81 High $ 394,864 188 2,749 9,504,650% $ 76,791    % Low $2,953 14 50 135,767     54,502    Medium $5,907 32 95 270,363    61,178

Financial Highlights

13 a relationship driven organization. ® $0 $1,000 $2,000 $3,000 $4,000 $5,000 Dec 94 Dec 95 Dec 96 Dec 97 Dec 98 Dec 99 Dec 00 Dec 01 Dec 02 Dec 03 Dec 04 Dec 05 Dec 06 Dec 07 Dec 08 Dec 09 Dec 10 Dec 11 Dec 12 Dec 13 Dec 14 Dec 15 Dec 16 Dec 17 TOTAL CONSOLIDATED ASSETS Compound Annual Growth Rate (CAGR) From 1994 - 2017: 20.6% Source: Company documents. Quad City Bank & Trust Cedar Rapids Bank & Trust Rockford Bank & Trust and m2 Community Bank & Trust Community State Bank Guaranty Bank & Trust in millions

14 a relationship driven organization. ® INCOME STATEMENT RESULTS & KEY EARNINGS METRICS Reported 12/31/13 Reported 12/31/14 Reported 12/31/15 Core 12/31/15 Reported 12/31/16 Core 12/31/16 Reported 12/31/17 Core 12/31/17 Net Income Available to Common $11.8 $13.9 $16.9 $20.9 $27.7 $29.4 $35.7 $36.3 NIM (%)(TEY)(Non - GAAP) 3.03% 3.15% 3.37% 3.37% 3.75% 3.75% 3.78% 3.78% ROAA (%) 0.64% 0.61% 0.66% 0.82% 0.97% 1.03% 1.01% 1.03% Efficiency Ratio (%) (Non - GAAP) 71.98% 72.55% 72.71% 66.27% 64.90% 61.56% 66.48% 66.48% Diluted EPS $2.08 $1.72 $1.61 $1.99 $2.17 $2.31 $2.61 $2.66 $ millions except per share

15 Loan Growth Trend (1) STRONG COMMERCIAL LOAN GROWTH Source: Company documents. Dollars in millions. (1) Loan composition excludes deferred loan/lease origination costs, net of fees. (2) Includes Commercial & Industrial, Commercial RE and Direct Financing Leases . • 11.8% CAGR organic loan growth from 2013 to 2017 (excludes Community State Bank and Guaranty Bank & Trust) • Commercial lending (2) represents more than 87% of the portfolio • 2013 loan growth supplemented by acquisition of Community National Bancorporation - Waterloo • 2016 loan growth supplemented by acquisition of Community State Bank – Ankeny • 2017 loan growth supplemented by acquisition of Guaranty Bank & Trust – Cedar Rapids. $432 $524 $648 $828 $1,135 $672 $702 $724 $1,093 $1,303 $129 $166 $174 $165 $141 $147 $159 $170 $229 $259 $76 $73 $74 $82 $119 $0 $1,000 $2,000 $3,000 2013 2014 2015 2016 2017 Commercial & Industrial Commercial RE Direct Fin. Leases Residential RE Consumer & Other $1,456 $1,623 $1,790 $2,397 $2,957 in millions

16 a relationship driven organization. ® Lease Asset Generation m 2 LEASE FUNDS LLC OVERVIEW Source: Company documents. Dollars in millions . * Leases Outstanding includes Equipment Finance Agreements (EFAs) • National equipment leasing platform • Focus includes Computer systems; photocopy systems; fire trucks; specialized road maintenance equipment; medical equipment; commercial business furnishings; vehicles classified as heavy equipment; trucks and trailers; Equipment classified as plant or office equipment; and marine boat lifts • High yield portfolio; average gross yield is approximately 5.3% in 2017 • Historically strong asset quality $108 $134 $177 $201 $211 $215 $53 $74 $105 $101 $97 $97 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 Leases Outstanding * New Leases Originated $ millions

17 a relationship driven organization. ® 42.25% 35.44% 22.03% 0.28% Other Real Estate Owned & Repossessed Assets - 42.25% Nonaccrual Loans/Leases - 35.44% Troubled Debt Restructures - Accruing - 22.03% Accruing Loans/Leases 90+ Days PD - 0.28% ASSET QUALITY OVERVIEW Source: Company documents. Dollars in millions. Management continues to focus on maintaining excellent asset quality and resolving problem assets $32.3 million Classified Loans & NPAs / Assets Nonperforming Assets Composition – 2017 $62.7 $48.2 $43.5 $35.7 $28.0 $49.0 $43.7 2.06% 1.41% 1.28% 1.31% 0.74% 0.82% 0.81% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $20 $30 $40 $50 $60 $70 2011 2012 2013 2014 2015 2016 2017 Classified Loans NPA's / Assets (%) $ millions

18 a relationship driven organization. ® Average Funding Base - 2010 EVOLUTION OF FUNDING BASE Source: Company documents. Dollars in millions. Average Funding Base – 2017 2010 Cost of Funds: 1.79% 2010 Cost of Deposits: 1.13% 33.4% 13.7% 25.3% 27.6% Borrowings 33.4% Noninterest Bearing Deposits 13.7% Interest Bearing Demand Deposits 25.3% Time Deposits 27.6% $1,684 million 7.9% 24.2% 51.2% 16.7% Borrowings 7.9% Noninterest Bearing Deposits 24.2% Interest Bearing Demand Deposits 51.2% Time Deposits 16.7% $3,167 million 2017 Cost of Funds: 0.81% 2017 Cost of Deposits: 0.60%

19 a relationship driven organization. ® Continued Strong Top Line Revenue Growth Trends ATTRACTIVE REVENUE MIX & GROWTH TREND Source: Company documents. Dollars in millions. (1) Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO . Strong fee income streams provide stability and complement to spread revenue Key Differentiators: • Wealth Management ($ 3.6 billion in assets under management as of 12/31/17) • Correspondent banking (187 relationships as of 12/31/ 17 ) • SBA / USDA guaranteed loan sales • SWAP loans $49.9 $54.1 $57.6 $64.1 $69.1 $76.3 $94.5 $116.1 $17.1 $18.9 $19.2 $26.8 $21.3 $24.4 $31.0 $30.5 $67.0 $73.0 $76.8 $90.9 $90.4 $100.7 $125.5 $146.6 $0 $25 $50 $75 $100 $125 $150 2010 2011 2012 2013 2014 2015 2016 2017 Net Interest Income Noninterest Income (1) CAGR From 2010 - 2017: 12.0% $ millions

20 a relationship driven organization. ® Net Income to Common Shareholders IMPROVING RETURNS FOR SHAREHOLDERS Source: Company documents . Approximately 46.6% Net Income to Common CAGR From 2011 – 2017 $4.4 $9.1 $11.8 $13.9 $16.9 $27.7 $35.7 $0.0 $10.0 $20.0 $30.0 $40.0 2011 2012 2013 2014 2015 2016 2017 $ millions

21 a relationship driven organization. ® STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE • Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73 - 78% (74.4% as of 12/31/17) • Continued focus on growing core deposits to maintain reliance on wholesale funding to less than 15% of assets (30% as of 12/31/14, now 10% as of 12/31/17) • Continue to focus on maintaining gains on sale of USDA and SBA loans, and fee income on SWAPS, as a more significant and consistent component of core revenue • Grow wealth management net income by 10% annually • Carefully manage growth in noninterest expenses • Maintain asset quality metrics at better than peer levels • Participate as an acquirer in the consolidation taking place in our industry to further boost ROAA, improve efficiency ratio, and increase EPS

22 a relationship driven organization. ® SUMMARY OF COMPETITIVE ADVANTAGES Critical mass in attractive and target rich markets in Iowa and Illinois 4 charter model allows subsidiary banks to customize solutions by market Differentiated product offering includes correspondent b anking, wealth m anagement, leasing and SBA/USDA lending Strong credit discipline and asset quality Significant opportunity for market share gains and consolidation “Relationship Driven” culture – entrepreneurial, innovative, responsive, client - centric Strong commitment to community involvement with 17,740 employee volunteer hours in 2017

Appendix

24 a relationship driven organization. ® EXECUTIVE MANAGEMENT TEAM JOHN R. M c EVOY , JR. Executive Vice President, Chief Operations Officer & Cashier Quad City Bank and Trust Company 41 Years in Banking / Financial Services RONALD R. NAGEL Chief Executive Officer Community State Bank 41 Years in Banking / Financial Services DANA L. NICHOLS Executive Vice President, Chief Credit Officer, 35 Years in Banking / Financial Services JOHN R. OAKES, CPA 1st Vice President , Treasurer 16 Years in Banking / Financial Ser vices JOHN A. RODRIGUEZ, CCM Executive Vice President, Deposit Operations / Information Services 35 Years in Banking / Financial Ser vices M. RANDOLPH WESTLUND , CFA Executive Vice President, Chief Investment Officer 32 Years in Banking / Financial Services MICHAEL J. WYFFELS Senior Vice President, Chief Information Officer 28 Years in Banking / Financial Services DOUGLAS M. HULTQUIST , CPA President and Chief Executive Officer 40 Years in Banking / Financial Services TODD A. GIPPLE , CPA Executive Vice President, Chief Operating Officer and Chief Financial Officer 32 Years in Banking / Financial Services JOHN H. ANDERSON President and Chief Executive Officer, Quad City Bank and Trust Company Chief Deposit Officer, QCR Holdings, Inc. 31 Years in Banking / Financial Services PETER J. BENSON, JD Executive Vice President, Chief Legal Counsel and Trust Officer 35 years in Corporate and Personal Legal Services STACEY J. BENTLEY President and Chief Executive Officer, Community Bank & Trust 37 Years in Banking / Financial Services THOMAS D. BUDD President and Chief Executive Officer, Rockford Bank and Trust Company 31 Years in Banking / Financial Services CYNTHIA M. CARLSON Executive Vice President, Wealth Management Group 37 Years in Banking / Financial Services RICHARD W. COUCH President and Chief Operating Officer, m2 Lease Funds, LLC 30 Years in Banking / Financial Services JOHN R. ENGELBRECHT , MBA Chief Executive Officer, m2 Lease Funds, LLC 43 Years in Banking / Financial Services KURT A. GIBSON President, Community State Bank 29 Years in Banking / Financial Services ELIZABETH A. GRABIN , CPA 1st Vice President and Director of Financial Reporting 16 Years in Banking / Financial Services SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO Senior Vice President , Chief Risk Officer 29 Years in Banking / Financial Services LARRY J. HELLING President and Chief Executive Officer , Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings, Inc. 38 Years in Banking / Financial Services ANNE E. HOWARD, SHRM - SCP Senior Vice President, Human Resources Director 17 Years in Banking / Financial Services 15 Years in Human Resources CHRISTOPHER J. LINDELL , MBA Executive Vice President, Investor Relations, Branding and Corporate Secretary Previous President and Chief Executive Officer Guaranty Bank & Trust As of 2/28/2018

25 • 4 distinct (yet similar) operating charters – able to customize solutions by market • Managed by local veteran bankers, governed by local Board of Directors , local decisions, local solutions, enhanced market specific knowledge • 4 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner • Credit quality historically better than peers • Historic deposit growth better than peers • Historic loan growth better than peers • Number 2 Deposit market share in Quad Cities and Cedar Rapids • Number 11 Deposit market share in Rockford, Waterloo/Cedar Falls, and Des Moines (Ankeny) • High touch service delivered locally by knowledgeable advisors • Opportunities in Correspondent Banking, Wealth Management , SBA /USDA lending, and m2 Leasing THE STRATEGIC VALUE OF OUR SEPARATE CHARTERS

26 QUAD CITY BANK & TRUST John H. Anderson, President & CEO Assets: $ 1.54 Billion (as of 12/31/17 ) Population: 381,723 Market Deposits: $8.5 Billion Ranked 2 nd with 14.22% market share and over $1,205 Million in deposits in Davenport - Moline - Rock Island MSA Finalist 2013 and 2014 – Quad Cities Best Place to Work Finalist 2015 ABA Volunteer Finalist Award Finalist 2015 Be Healthy QC Award Major Employers Rock Island Arsenal Deere & Company Genesis Health Systems HNI Corporation / The Hon Company / Allsteel Unity Point Health - Trinity Tyson Fresh Meats Arconic (formerly Alcoa) Kraft 3M Excelon HyVee Quad Cities Highlights The Rock Island Arsenal is the largest government - owned military weapons manufacturing arsenal in the United States Arconic (formerly Alcoa) (Quad Cities) is the world’s premier aerospace supply plant – the hub of Alcoa’s $3B aerospace business. Announced $1B, multi - year contract with Airbus in Nov 2016 International Headquarters for Deere & Company Kraft - Heinz constructing $203MM state - of - the - art production facility in northwest Davenport Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs Ranked 16th in the nation for high - tech job growth Ranked as a Top 50 Military Friendly Community Top 5 Defense Community Top 10 Advanced Manufacturing Community Ranked #1 Minor - League Sports Market in the Nation for 2015 Top 10 Community for Raising a Family 2nd Best Riverfront along the Mississippi River What They’re Saying About the Quad Cities Quad City Chamber: December 2017 “The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers. The region is a manufacturing, technology, and logistics hub that offers big - city amenities plus a low cost of living, high - quality schools, short commute times, and a technically skilled labor pool.” Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

27 CEDAR RAPIDS BANK & TRUST Larry J. Helling , President & CEO Assets: $1.31 B illion* (as of 12/31/ 17 ) Population: 270,363 Market Deposits: $5.8 Billion Ranked 2 nd with 15.10% market share and over $878 m illion in deposits in Cedar Rapids MSA 2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids Top 3 - 2016 Corridor Business Journal Worksite Wellness Award Top 200 Healthiest Banks in America (Deposit Accounts 2016) Major Employers Rockwell Collins Aegon USA Transamerica Unity Point Health - St . Luke’s Hospital Mercy Medical Center Whirlpool Corporation Kirkwood Community College Quaker Food and Snacks Cedar Rapids Community Schools Nordstrom Direct MCI General Mills Archer Daniels Midland International Headquarters for Rockwell Collins U.S. Headquarters for Aegon USA Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq / ft convention center and 267 room Double Tree Hotel CRST International constructing 11 - story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016 Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station Top 10 Best Affordable Places to Live (2016) Top 10 Best Places for Starting a Small Business (2015) Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com The largest corn - processing city in the world The second largest producer of wind energy in the United States Top 100 Places to Live ( Livability 2016) Top 10 Most Liveable Medium - Sized Cities (2015) Ranked #1 in the Best Cities for Children ( SmartAsset 2015) Cedar Rapids Metro Economic Alliance: December 2017 “Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident. Look at a U.S. map and you will see that Cedar Rapids is close to the center . That center puts Cedar Rapids within a day’s truck drive of more than 72 million consumers.” Cedar Rapids Highlights What They’re Saying About Cedar Rapids * Includes the assets of Community Bank & Trust and Guaranty Bank & Trust effective 10/1/17 Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

28 ROCKFORD BANK & TRUST Thomas D. Budd, President & CEO Assets: $462 Million (as of 12/31/ 17 ) Population: 337,006 Market Deposits: $5.9 Billion Ranked 7 th with 5.9% market share and $347 Million in deposits in Rockford MSA Major Employers Rockford Public School District Swedish American Health Systems Chrysler (Belvidere Assembly Plant) Mercy Health System Hamilton Sundstrand Wal - Mart Stores OSF St. Anthony Medical Center Winnebago County Woodward, Inc. UPS Mercy Health System constructing a $485MM ‘destination’ medical center scheduled to open in 2019 AAR (largest aircraft maintenance company in North America, and third largest in the world) opened a new $41MM facility at Chicago Rockford Airport generating jobs for 500 people Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opening Jan. 2017 Fiat Chrysler Belvidere plant to invest $350MM to retool for Jeep Cherokee production generating new jobs for 300 people OSF St. Anthony Medical Center constructing $85MM expansion of Rockford campus to open in early 2018 Logistical Operations Hub – Current home to large - scale UPS and Con - way Freight , recent ground breaking for FedEx facility generating 150 new jobs Downtown revitalization – 150 room, $54MM hotel and convention center developed by Gorman & Co. Riverfront sports complex, $25MM, 115,000 sq/ft to be one of the largest in the Midwest Considered Illinois’ third largest city Voted “Best Midwest City for Sports Venues” (Sports Illustrated) Top 40 “Best Mid - Sized Cities for Manufacturing Jobs” Rockford Area Economic Development Council: December 2017 “ Rockford, as part of the greater Chicago region, is part of the third largest multi - modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24 - hour truck drive. The Rockford Region is within a one hour drive of O’Hare International Airport, one of three truly global airports in the U.S.”. Rockford Highlights What They’re Saying About Rockford Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

29 COMMUNITY BANK & TRUST Stacey J. Bentley, President & CEO Deposits: $124 Million (as of 6 /30/ 17 ) Population: 170,094 Market Deposits: $3.3 Billion Ranked 11 th with 3.6% market share and over $124 Million in deposits in Waterloo - Cedar Falls MSA 2016 Employer Choice Award – Courier Communications Major Employers John Deere Hy - Vee Foods Store Wheaton Franciscan Healthcare The VGM Group Tyson Fresh Meats Allen Memorial Hospital University of Northern Iowa Target Regional Distribution Center Area Education Agency 267 Omega Cabinetry Ltd. CBE Companies, Inc. Bertch C abinets Waterloo / Cedar Falls Highlights Greater Cedar Valley Chamber of Commerce: December 2017 “The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it’s demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region. In recent years, the Cedar Valley region boasts the second - highest percentage increase in GDP gain in Iowa.” John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B ConAgra Foods announced a $50MM expansion of the plant located in the Waterloo Midport Industrial Park The city of Waterloo approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs First Gigabit city in Iowa and one of eight in the U.S. Cost of living is 8% below the national average Waterloo - Cedar Falls is a Blue Zones Demonstration Community. Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite Waterloo named a 2015 All - Star Community by the Iowa League of Cities What They’re Saying About Waterloo - Cedar Falls Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

30 COMMUNITY STATE BANK Ronald M. Nagel, CEO Kurt A. Gibson, President Assets: $671 Million (as of 12/31/ 17 ) Population: 651,599 Des Moines/West Des Moines MSA Market Deposits: $17.6 Billion Ranked 8 th with 3.61% market share and over $554.8 Million in deposits in Des Moines – West Des M oines MSA 2017 Voted Best Bank in Ankeny (Des Moines Register) 2017 Voted Best Financial Advisors in Ankeny (Des Moines Register) Major Employers Des Moines & Ankeny Hy - Vee Food Corporation Mercy Medical Center Unity Point Health Principal Financial Group Nationwide John Deere Companies DuPont Pioneer Pella Corporation Kum & Go Meredith Corporation Tones Spices/ACH Foods Wellmark Bluecross Blue Shield Ankeny Highlights Population: 58,627 Median Household Income: $75,069 Cost of Living Index (US =100): 96.1 Median Home Value: $212,100 Households: 22,000 Median Age: 32 For the past 10 years, Ankeny has grown by an average of 5 residents per day. More people are moving to Ankeny than any other community in Iowa. Ankeny’s population has approximately doubled in 16 years. Ranked 9th Best Small City in America (2015) ( WalletHub ) Retail sales in Ankeny have increased 14% in three years, topping $775 million. Ranked Safest Large City in Iowa (2015) ( ValuePenguin.com - source FBI statistics) Total new investment in Ankeny exceeded half a billion dollars over the past two years. Best Places for Millennial Job Seekers (2015) ( NerdWallet.com ) Since 2010, Ankeny’s local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment. Best Community to Live In (2015) ( Cityview Reader Poll) Des Moines (Metro) Highlights Population: 636,000 Median Household Income: $67,925 Cost of Living Index (US =100): 92.0 Median Home Value: $ 125,600 Households: 289,922 Median Age: 34.5 Ranked in the Top Ten Places to Live in the U.S. (2017) ( SuccessfulMeetings.com ) Ranked #1 Best City for the Middle Class (2016) (Business Insider) Ranked #4 Best Mid - Sized City to Make a Living (2016) ( MoneyGeek ) Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News) Cost of doing business in Des Moines is 17% lower than the national average 81 insurance companies are headquartered in Des Moines Recent Corporate Investments: Toro - $16.9MM, Hewlett Packard - $16.7MM, Fed Exp - $11.4MM, Interstate Batteries - $10.8MM, XPO Logistics - $2.9MM Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/17 as adjusted for acquisitions to the extent discernable.

31 a relationship driven organization. ® Group Operations • Accounting and Treasury – Beth Grabin and John Oakes • Compliance – Tonia Taylor • Customer Service/Item Processing – Kathy Francque • Deposit Operations – Beth Easterla, John Rodriguez, Todd Kerska • Funds Management – John McEvoy • Human Resources – Anne Howard and Shellee Showalter • Information Technology – Michael Wyffels • Internal Audit – Tim Harding • Loan Operations – Pam Goodwin • Retail – Kathy Nichols • Risk Management – Shawna Graham As of March 2018

32 a relationship driven organization. ® Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share NON - GAAP RECONCILIATIONS Source: Company documents. Dollars in thousands. As of and for the Year ended December 31, ($ in thousands, except per share data) 2011 2012 2013 2014 2015 2016 2017 Tangible Common Equity Total equity $ 144,433 $ 140,434 $ 147,577 $ 144,079 $ 225,886 $ 286,041 $ 353,287 Less: Preferred Equity 63,386 53,163 29,824 - - - - Less: Noncontrolling interests 2,052 - - - - - - Less: Goodwill and intangible assets 3,262 3,252 5,107 4,894 4,694 22,522 37,413 Tangible common equity $ 75,733 $ 84,019 $ 112,646 $ 139,185 $ 221,192 $ 263,519 $ 315,874 Tangible book value per share $ 15.92 $ 17.08 $ 14.29 $ 17.50 $ 18.81 $ 20.11 $ 22.70 Tangible Assets Total assets $ 1,966,610 $ 2,093,730 $ 2,394,953 $ 2,524,958 $ 2,593,198 $ 3,301,944 $ 3,982,665 Less: Goodwill and intangible assets 3,262 3,252 5,107 4,894 4,694 22,522 37,413 Tangible assets $ 1,963,348 $ 2,090,478 $ 2,389,846 $ 2,520,064 $ 2,588,504 $ 3,279,422 $ 3,945,252 Tangible common equity to tangible assets 3.86% 4.02% 4.71% 5.52% 8.55% 8.04% 8.01%

33 a relationship driven organization. ® Deposit Market Share - Quad City Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Wells Fargo Bank 15 $ 1,361.5 16.06% 2. Quad City Bank & Trust 5 1,205.5 14.22% 3. Blackhawk Bank & Trust 17 946.5 11.16% 4. U.S. Bank 11 829.3 9.78% 5. Triumph 10 585.2 6.90% 6. BankOrion 8 373.0 4.40% 7. First Midwest Bank 5 362.7 4.28% 8. Central Bank 3 252.9 2.98% 9. American Bank & Trust 6 238.8 2.82% 10. Modern Woodmen Bank 1 229.5 2.71% * Millions of dollars, as of 6/30/17, Davenport - Moline - Rock Island, IA - IL, MSA

34 a relationship driven organization. ® Deposit Market Share - Cedar Rapids Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. U.S. Bank 10 $ 907.1 15.60% 2. Cedar Rapids Bank & Trust ** 5 878.0 15.10% 3. Wells Fargo Bank 10 665.7 11.45% 4. Farmers State Bank 8 602.8 10.37% 5. Hills Bank & Trust 7 401.7 6.91% 6. Bankers Trust Co. 3 284.5 4.89% 7. Farmers & Merchants Savings Bank 5 165.2 2.84% 8. NXT Bank 3 156.7 2.69% 9. Bank Iowa 3 138.7 2.38% 10. Bank of the West 3 127.3 2.19% * Millions of dollars, as of 6/30/17, Cedar Rapids, IA, MSA ** Re - stated to reflect acquisition of Guaranty Bank & Trust effective 10/1/17. Offices in MSA as of 12/2/17

35 a relationship driven organization. ® Deposit Market Share - Rockford Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Alpine Bank & Trust 18 $ 1,116.3 18.90% 2. JP Morgan Chase 6 686.3 11.62% 3. Associated Bank 6 600.0 10.15% 4. BMO Harris 10 574.7 9.73% 5. Illinois Bank & Trust 4 406.8 6.89% 6. Blackhawk Bank 5 376.9 6.38% 7. Rockford Bank & Trust 2 346.9 5.87% 8. PNC Bank 7 339.1 5.74% 9. Northwest Bank of Rockford 5 238.9 4.04% 10. First National Bank 3 224.0 3.79% * Millions of dollars, as of 6/30/17, Rockford - IL, MSA

36 a relationship driven organization. ® Deposit Market Share - Community Bank & Trust Institution Name Offices in MSA Deposits * Market Share 1. Farmers State Bank 8 $ 644.8 18.79% 2. U.S. Bank 6 391.1 11.40% 3. Lincoln Savings Bank 5 334.9 9.76% 4. First National Bank 6 306.6 8.94% 5. Wells Fargo Bank 4 231.9 6.76% 6. GNB Bank 3 193.2 5.63% 7. Regions Bank 3 163.2 4.76% 8. Denver Savings Bank 2 143.4 4.18% 9. State Bank 4 128.8 3.75% 10. Bank Iowa 3 123.9 3.61% 11. Community Bank & Trust 3 123.6 3.60% * Millions of dollars, as of 6/30/17, Waterloo - Cedar Falls - IA, MSA

37 a relationship driven organization. ® Deposit Market Share - Community State Bank Institution Name Offices in MSA Deposits * Market Share 1. Wells Fargo Bank 19 $ 3,116.3 17.75% 2. Bankers Trust 19 2,492.6 14.19% 3. West Bank 8 1,311.5 7.47% 4. U.S. Bank 15 1,098.3 6.25% 5. Bank of America 4 917.6 5.23% 6. Great Western Bank 8 900.7 5.13% 7. Bank of the West 11 565.6 3.22% 8. Community State Bank 10 554.8 3.16% 9. First American Bank 6 352.0 2.00% 10. Iowa State Bank 5 299.0 1.70% * Millions of dollars, as of 6/30/17, Des Moines/West Des Moines - IA, MSA

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